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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2010
Date of Report (Date of earliest event reported)

MARQUEE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-33344 (Commission File Number)	77-0642885 (IRS Employer Identification Number)

920 Main Street
Kansas City, Missouri 64105
(Address, including zip code, of registrant's
principal executive offices)

(816) 221-4000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

        As previously reported in our Form 8-K filed on May 25, 2010, a subsidiary of AMC Entertainment Inc. ("AMCE") completed the acquisition of 92 theatres and 928 screens from Kerasotes Showplace Theatres, LLC ("Kerasotes") on May 24, 2010. We are filing the information in Exhibits 2.1, 99.1 and 99.2 to provide additional information related to the acquisition of Kerasotes.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On July 8, 2010, the Board of Directors (the "Board") of AMC Entertainment Holdings, Inc. (the "Company") and the stockholders of the Company approved the adoption of the AMC Entertainment Holdings, Inc. 2010 Equity Incentive Plan (the "Plan"). The following is a brief description of the terms and conditions of the Plan. On the same date, the Board approved the grants of certain awards to certain employees, including its named executive officers.

Purpose

        The purpose of the Plan is to attract, retain and motivate officers, employees, non-employee directors, and consultants of the Company, and its subsidiaries and affiliates and to promote the success of the Company's business by providing the participants with appropriate incentives.

Administration

        The Plan will be administered by the Compensation Committee.

Available Shares

        The aggregate number of shares of common stock of the Company available for delivery pursuant to awards granted under the Plan is 39,312 shares (subject to adjustment as provided in the Plan), which may be either authorized and unissued shares of the Company's common stock or shares of common stock held in or acquired for the Company's treasury.

        Subject to adjustment as provided for in the Plan, (i) the number of shares available for granting incentive stock options under the Plan will not exceed 19,652 shares and (ii) the maximum number of shares that may be granted to a participant each year is 7,862. To the extent shares subject to an award are not issued or delivered by reason of (i) the expiration, cancellation, forfeiture or other termination of an award, (ii) the withholding of such shares in satisfaction of applicable taxes or (iii) the settlement of all or a portion of an award in cash, then such shares will again be available for issuance under the Plan.

Eligibility

        Directors, officers and other employees of the Company, its subsidiaries and affiliates, as well as others performing consulting services for the Company, a subsidiary or affiliate will be eligible for grants under the Plan.

Awards

        The Plan provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted stock awards, other stock-based awards or performance-based compensation awards.

        Award agreements under the Plan generally have the following features, subject to change by the Compensation Committee:

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  Non-Qualified Stock Option Award Agreement: 25% of the options will vest on each of the first four anniversaries of the date of grant; provided, however, that the options will become fully vested and exercisable if within one year following a Change of Control (as defined in the Plan), the participant's service is terminated by the Company or any affiliate without cause.

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  Restricted Stock Award Agreement (Time Vesting): The restricted shares will become vested on the fourth anniversary of the date of grant; provided, however, that the restricted shares will become fully vested if within one year following a Change of Control, the participant's service is terminated by the Company or any affiliate without cause.

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  Restricted Stock Award Agreement (Performance Vesting): 25% of the restricted shares will become vested in each year over a four-year period upon the Company meeting certain pre-established annual performance targets; provided, however, that the restricted shares will become fully vested if within one year following a Change of Control, the participant's service is terminated by the Company or any affiliate without cause.

        In consideration for the grants of the awards, the award agreements subject the participants to certain restrictive covenants and confidentiality obligations.

Adjustment

        In the event of any corporate event or transaction involving the Company, a subsidiary and/or an affiliate such as a merger, reorganization, capitalization, stock split, spin-off, or any similar corporate event or transaction, the Compensation Committee will, to prevent dilution or enlargement of participants' rights under the Plan, substitute or adjust in its sole discretion the awards.

Amendment and Termination

        Subject to the terms of the Plan, the Compensation Committee, in its sole discretion, may amend, alter, suspend, discontinue or terminate the Plan, or any part thereof or any award (or award agreement), at any time. In the event any award is subject to Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), the Compensation Committee may amend the Plan and/or any award agreement without the participant's prior consent to exempt the Plan and/or any award from the application of Section 409A, preserve the intended tax treatment of any such award or comply with the requirements of Section 409A.

        The foregoing description of the Plan and award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and forms of award agreements, copies of which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this report and incorporated herein by reference.

Grants

        On the date the Board adopted the Plan, the Board approved the grants of the following awards to the named executive officers of the Company. The awards will be granted under the forms of award agreements, which terms and conditions are described above. All the grants of nonqualified stock options will be at a per share strike price of $752, which per share price is equal to the fair market value of a share of common stock of the Company on the date of grant.

        Gerardo I. Lopez, the Chief Executive Officer and President of the Company, will receive 1,048 shares of non-qualified stock options, 1,048 restricted shares (time vesting) and 1,049 restricted shares (performance vesting). Craig R. Ramsey (Executive Vice President and Chief Financial Officer) and

John D. McDonald (Executive Vice President, U.S. and Canada Operations), each will receive 629 shares of non-qualified stock options, 629 restricted shares (time vesting) and 629 restricted shares (performance vesting). Kevin M. Connor (Senior Vice President, General Counsel & Secretary) and Robert J. Lenihan (President, Film Programming) each will receive 210 shares of non-qualified stock options, 210 restricted shares (time vesting) and 209 restricted shares (performance vesting). Samuel D. Gourley (President, AMC Film Programming) will receive 105 shares of non-qualified stock options, 105 restricted shares (time vesting) and 105 restricted shares (performance vesting).

Item 7.01    Regulation FD Disclosure

        On July 14, 2010, the Company filed a Registration Statement on Form S-1 (the "Registration Statement") relating to an initial public offering of shares of its common stock. The Registration Statement disclosed non-public material information about Marquee Holdings Inc. ("Marquee").

        Marquee is furnishing the information in this Item 7.01 and in Exhibit 99.3 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Marquee's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01    Exhibits.

(d)
Exhibits

Exhibit Number	Title
2.1	Unit Purchase Agreement Among Kerasotes Showplace Theatres Holdings, LLC, Kerasotes Showplace Theatres, LLC, Showplace Theatres Holding Company, LLC, AMC Showplace Theatres, Inc. and American Multi-Cinema, Inc.
10.1	AMC Entertainment Holdings, Inc. 2010 Equity Incentive Plan
10.2	AMC Entertainment Holdings, Inc. Nonqualified Stock Option Award Agreement
10.3	AMC Entertainment Holdings, Inc. Restricted Stock Award Agreement (Time Vesting)
10.4	AMC Entertainment Holdings, Inc. Restricted Stock Award Agreement (Performance Vesting)
99.1	Consolidated financial statements of Kerasotes Showplace Theatres, LLC
99.2	Pro-forma unaudited financial statements
99.3	Disclosure regarding Marquee Holdings Inc. in connection with the filing of the Registration Statement on Form S-1 by AMC Entertainment Holdings, Inc. on July 14, 2010

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQUEE HOLDINGS INC.
Date: July 14, 2010	By:	/s/ CRAIG R. RAMSEY Craig R. Ramsey Executive Vice President and Chief Financial Officer

 Exhibit Index

Exhibit Number	Title
2.1	Unit Purchase Agreement Among Kerasotes Showplace Theatres Holdings, LLC, Kerasotes Showplace Theatres, LLC, Showplace Theatres Holding Company, LLC, AMC Showplace Theatres, Inc. and American Multi-Cinema, Inc.
10.1	AMC Entertainment Holdings, Inc. 2010 Equity Incentive Plan
10.2	AMC Entertainment Holdings, Inc. Nonqualified Stock Option Award Agreement
10.3	AMC Entertainment Holdings, Inc. Restricted Stock Award Agreement (Time Vesting)
10.4	AMC Entertainment Holdings, Inc. Restricted Stock Award Agreement (Performance Vesting)
99.1	Consolidated financial statements of Kerasotes Showplace Theatres, LLC
99.2	Pro-forma unaudited financial statements
99.3	Disclosure regarding Marquee Holdings Inc. in connection with the filing of the Registration Statement on Form S-1 by AMC Entertainment Holdings, Inc. on July 14, 2010

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  Item 2.01 Completion of Acquisition or Disposition of Assets.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Exhibits.
SIGNATURES
Exhibit Index